S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


February 28, 1997

Dear Shareholders:

The year 1996 proved to be a highly rewarding year for the Salomon Brothers High Income Fund Inc (the "Fund"). Assuming reinvestment of dividends in additional shares of the Fund, the Fund returned 21.46%, based on net asset value per share, during the twelve months ended December 31, 1996. This compares with an increase of 11.28% for the Salomon Brothers High-Yield Market Index.

The net asset value of the Fund increased from $14.56 per share on September 30, 1996 to $14.72 per share on December 31, 1996. Dividends of $0.40 per share were declared during the quarter. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return for the quarter ended December 31, 1996 was 3.91%. In comparison, the Salomon Brothers High-Yield Market Index returned 3.90% during the same period.

U.S. high-yield investments accounted for approximately 82% of total investments at December 31, 1996. The balance of the portfolio was principally invested in emerging markets debt.


MARKET REVIEW

The market's performance was driven by better than expected U.S. economic growth during the year, which resulted in strong corporate performance and improved credit quality among corporate bond issuers. The risk premium above U.S. Treasuries, which the high-yield market paid, on average, declined from 4.35% to 3.55% over the course of the year, as measured by the Salomon Brothers High-Yield Market Index.

Strong performing industries during the year included aerospace, electronics, casino gaming and leisure and retail stores, all of which benefited from cyclical strength in their underlying fundamentals. Lagging industries for the year included cable television and other media, where companies are suffering from intense competition. Machinery continues to suffer from cyclical pressures, as well as restaurant companies, which are also facing a difficult competitive environment.

Globally, the best performing fixed-income market was the emerging markets debt market, which returned 34.60% for 1996, as measured by the Salomon Brothers Brady Bond Index. This market generally represents government or sovereign credit risk of lower-rated countries. The risk premium on these bonds has moved from 9.42% at the beginning of 1996 to 4.87% at the end of 1996 due to global economic growth, structural economic reforms, widening access to capital and improved credit quality among many of the emerging nations.

The Salomon Brothers High Income Fund's out-performance can be attributed to astute industry weighting, strong individual company selection and an allocation outside the United States to emerging markets debt, which approximated 18% of the Fund's total investments during the year.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Within the U.S. portion of the Fund, the portfolio was heavily overweighted in the consumer-driven industries, such as consumer products companies, food companies and retail stores, all of which outperformed the market during the year. Consumer-oriented investments ranged from 31-38% of the U.S. portfolio during the year, versus approximately 23% for the market in general. Also within the U.S. portion, the Fund's average investment in the media sector ranged from 19-28% versus approximately 31% for the market. This underweighted sector underperformed the market by about 3.5% in 1996.

In emerging markets, we continued to favor the Brady Bond market, with key positions in Argentina, Brazil, Venezuela and Ecuador. In addition, we also favored investments in Morocco (not a Brady Bond). This sector performed very strongly in 1996, especially the Latin American countries.

OUTLOOK

Our macroeconomic outlook is for continued moderate growth in the U.S., combined with a pickup in growth in Europe and the emerging markets in general. As a result, we feel corporate credit quality in the U.S. and sovereign quality in emerging markets should continue to be strong and we currently see no imminent change in strategy.

FOR CURRENT INFORMATION

To obtain current commentary and Fund information, including portfolio holdings and allocations, shareholders may call 1-800-SALOMON, Monday through Friday from 8:30 am to 6:00 pm EST for a recorded periodic update. Although the Fund will continue to issue a semi-annual and annual report to shareholders, a press release containing financial highlights and other Fund information will be issued in lieu of a first and third quarter interim report - thus resulting in some cost savings for the Fund.

For information concerning your Salomon Brothers High Income Fund stock account, please call American Stock Transfer & Trust company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

Also note that the annual meeting of shareholders of the Fund will be held on Thursday, April 17, 1997 at 10:00 am at Salomon Brothers, 7 World Trade Center in New York City. We hope those of you who are able to will attend.

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future.


                                                        Cordially,





                                                        MICHAEL S. HYLAND
                                                        Chairman and President

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Statement of Investments
December 31, 1996


 Principal
  Amount                                                                                   Value
   (000)      Corporate Bonds-- 80.7%                                                    (Note 2)
----------------------------------------------------------------------------------------------------
              BASIC INDUSTRIES -- 11.6%
    $  750    AES Corp., 10.25%, 7/15/06 ..........................................    $   808,125
     1,000    Algoma Steel Inc., 12.375%, 7/15/05 .................................      1,080,000
     1,000    Americold Corp., 12.875%, 5/01/08 ...................................      1,035,000
     1,000    Berry Plastics, 12.25%, 4/15/04 .....................................      1,095,000
       500    Crown Paper Company, 11.00%, 9/01/05 ................................        470,000
              NL Industries, Zero Coupon until 10/15/98
     1,250        (13.00% thereafter), 10/15/05 ...................................      1,075,000
       600    Radnor Holdings, 10.00%, 12/01/03# ..................................        609,000
     1,000    Repap Wisconsin, 9.875%, 5/01/06 ....................................      1,020,000
     1,000    Valcor Inc., 9.625%, 11/01/03. ......................................        945,000
                                                                                       -----------
                                                                                         8,137,125
                                                                                       -----------
              CONSUMER CYCLICALS -- 6.6%
 500 Units    AmeriKing, Inc., 13.00%, 12/01/08(A) ................................        517,500
     1,000    Finlay Fine Jewelry, 10.625%, 5/01/03 ...............................      1,045,000
     1,000    Guitar Center Management, 11.00%, 7/01/06 ...........................      1,055,000
       500    Hills Stores, 12.50%, 7/01/03 .......................................        440,000
       500    HMH Properties, 9.50%, 5/15/05 ......................................        520,000
     1,000    Specialty Retailer, 11.00%, 8/15/03 .................................      1,030,000
                                                                                       -----------
                                                                                         4,607,500
                                                                                       -----------
              CONSUMER NON-CYCLICALS -- 27.6%
     1,000    Big V Supermarkets, 11.00%, 2/15/04 .................................        930,000
     1,000    Borg-Warner Security Corp., 9.125%, 5/01/03 .........................        980,000
     1,000    Carr-Gottstein Foods, 12.00%, 11/15/05 ..............................      1,067,500
       750    Dade International Inc., 11.125%, 5/01/06 ...........................        813,750
       500    Ekco Group Inc., 9.25%, 4/01/06 .....................................        490,000
       500    Fresenius Medical Care Capital Trust, 9.00%, 12/01/06 ...............        508,750
     1,000    Hines Horticulture, 11.75%, 10/15/05 ................................      1,070,000
       500    Hollywood Casino, 12.75%, 11/01/03 ..................................        480,000
       500    Imed Corp., 9.75%, 12/01/06# ........................................        508,750
       500    Iron Mountain Inc., 10.125%, 10/01/06 ...............................        528,750
       750    Mettler Toledo Inc., 9.75%, 10/01/06                                         781,875
       325    Muzak Limited Partnership, 10.00%, 10/01/03 .........................        332,313
     1,000    Norcal Waste Systems, 13.00%, 11/15/05* .............................      1,105,000
       500    Penn Traffic Co., 9.625%, 4/15/05 ...................................        280,000
       500    Pierce Leahy Corp., 11.125%, 7/15/06 ................................        546,250
     1,000    Rayovac Corp., 10.25%, 11/01/06# ....................................      1,025,000


----------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.



                                                                                              Page 1

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

December 31, 1996


 Principal
  Amount                                                                                   Value
   (000)      Corporate Bonds (continued)                                                (Note 2)
----------------------------------------------------------------------------------------------------
    $1,000    Remington Product Co. LLC, 11.00%, 5/15/06 ..........................    $   855,000
     1,000    Revlon Worldwide, Zero Coupon, 3/15/98 ..............................        860,000
     1,000    Selmer Co. Inc., 11.00%, 5/15/05 ....................................      1,080,000
       500    Smiths Food & Drug, 11.25%, 5/15/07 .................................        552,500
     1,000    Specialty Foods, 11.125%, 10/01/02 ..................................        950,000
       500    Stroh Brewery, 11.10%, 7/01/06 ......................................        521,875
     1,000    Telex Communications, Inc., 12.00%, 7/15/04 .........................      1,106,250
       500    Trump Atlantic City Associates, 11.25%, 5/01/06 .....................        495,000
       500    Twin Laboratories Inc., 10.25%, 5/15/06 .............................        515,000
     1,000    Waterford Gaming LLC, 12.75%, 11/15/03# .............................      1,047,500
                                                                                       -----------
                                                                                        19,431,063
                                                                                       -----------

              ENERGY -- 4.2%
       750    Benton Oil & Gas, 11.625%, 5/01/03 ..................................        830,625
       500    Cliffs Drilling, 10.25%, 5/15/03 ....................................        531,875
       500    Flores & Rucks, 9.75%, 10/01/06 .....................................        530,000
     1,000    National Energy Group, 10.75%, 11/01/06# ............................      1,050,000
                                                                                       -----------
                                                                                         2,942,500
                                                                                       -----------

              FINANCIAL -- 2.9%
       500    Airplanes Pass Through Trust, 10.875%, 3/15/19 ......................        555,625
     1,000    Central Transport Rental, 9.50%, 4/30/03 ............................        950,000
       500    First Nationwide Bank, 10.625%, 10/01/03# ...........................        542,500
                                                                                       -----------
                                                                                         2,048,125
                                                                                       -----------

              INDUSTRIAL/MANUFACTURING -- 10.7%
     1,000    Alvey Systems, 11.375%, 1/31/03 .....................................      1,042,500
     1,000    Clark-Schwebel Inc., 10.50%, 4/15/06 ................................      1,060,000
     1,000    Exide Electronics Group, 11.50%, 3/15/06 ............................      1,065,000
     1,150    Foamex, 11.875%, 10/01/04 ...........................................      1,227,625
     1,000    Jordan Industries, 10.375%, 8/01/03 .................................        985,000
     1,000    Terex Corporation, 13.25%, 5/15/02 ..................................      1,077,500
     1,171    Venture Holdings Trust, 9.75%, 4/01/04 ..............................      1,077,320
                                                                                       -----------
                                                                                         7,534,945
                                                                                       -----------

              MEDIA/TELECOMMUNICATIONS -- 14.9%
      750     Adelphia Communications, 12.50%, 5/15/02 ............................        768,750
     1,000    Cablevision Systems Corp., 10.50%, 5/15/16 ..........................      1,032,500



----------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

December 31, 1996

 Principal
  Amount                                                                                                           Value
   (000)      Corporate Bonds (concluded)                                                                        (Note 2)
--------------------------------------------------------------------------------------------------------------------------
              Diamond Cable Co., Zero Coupon until 12/15/00
    $2,000        (11.75% thereafter), 12/15/05 ...........................................................    $ 1,440,000
     3,000    Hollinger Inc., Zero Coupon Convertible Bond, 10/05/13 ......................................      1,065,000
              ICG Holdings, Zero Coupon until 9/15/00
     1,500        (13.50% thereafter), 9/15/05 ............................................................      1,057,500
              International Cabletel Inc., Zero Coupon until 2/01/01
     1,300        (11.50% thereafter), 2/01/06 ............................................................        884,000
              Marcus Cable Co., Zero Coupon until 6/15/00
     1,250        (14.25% thereafter), 12/15/05 ...........................................................        882,812
              People's Choice TV Corp., Zero Coupon until 6/01/00
 250 Units        (13.125% thereafter), 6/01/04(B) ........................................................        107,500
     1,000    SFX Broadcasting, 10.75%, 5/15/06 ...........................................................      1,055,000
     1,500    United International Holdings, Zero Coupon, 11/15/99 ........................................      1,065,000
       500    Western Wireless Corp., 10.50%, 6/01/03 .....................................................        523,750
              Winstar Communications, Zero Coupon until 10/15/00
       500        (14.00% thereafter), 10/15/05 ...........................................................        310,000
              Winstar Communications, Convertible Bond, Zero Coupon until 10/15/00
       500        (14.00% thereafter), 10/15/05# ..........................................................        315,000
                                                                                                               -----------
                                                                                                                10,506,812
                                                                                                               -----------

              TRANSPORTATION -- 2.2%
     1,000    Petro PSC Properties, 12.50%, 6/01/02 .......................................................      1,020,000
       500    Ryder TRS Inc., 10.00%, 12/01/06# ...........................................................        518,750
                                                                                                               -----------
                                                                                                                 1,538,750
                                                                                                               -----------
              Total Corporate Bonds (cost $54,358,846) ....................................................     56,746,820
                                                                                                               -----------

              Sovereign Bonds -- 14.6%
--------------------------------------------------------------------------------------------------------------------------
     1,470    Republic of Argentina, FRB, 6.625%, 3/31/05* ................................................      1,281,656
       832    Federal Republic of Brazil, C Bond, 8.00%, 4/15/14** ........................................        614,744
     1,250    Federal Republic of Brazil, NMB, Series L, 6.5625%, 4/15/09* ................................      1,006,250
       500    Republic of Bulgaria, Discount Bond, Tranche A, 6.6875%, 7/28/24* ...........................        284,063
     1,000    Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12* ......................................        384,375
     1,300    Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10 ........................................      1,053,000
     2,676    Republic of Ecuador, PDI Bond, 6.50%, 2/27/15*, ** ..........................................      1,645,683
     1,750    United Mexican States, Par Bond, Series A, 6.25%, 12/31/19 (including 1,750,000 rights) .....      1,284,062
     2,000    Republic of Panama, IRB, 3.50%, 7/17/14* ....................................................      1,385,000
     1,500    Republic of Venezuela, FLIRB, Series B, 6.4375%, 3/31/07* ...................................      1,335,000
                                                                                                               -----------

              Total Sovereign Bonds (cost $8,411,871)                                                           10,273,833
                                                                                                               -----------

--------------------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.


                                                                                                                    Page 3

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Statement of Investments (concluded)
December 31, 1996


 Principal
  Amount                                                                                                         Value
   (000)         Loan Participation-- 2.7%                                                                     (Note 2)
------------------------------------------------------------------------------------------------------------------------
                 Kingdom of Morocco, Tranche A, 6.375%, 1/01/09*
    $2,250               (Morgan Guaranty Trust Company of New York)+ (cost $1,423,124) ..................   $ 1,856,250
                                                                                                             -----------

                 Warrants & Rights++ -- .2%
------------------------------------------------------------------------------------------------------------------------
                 Exide Electronics Group (Exercise price of $13.475 per share expiring on 3/15/06.
1,000 Warrants      Each warrant exercisable  for 5.15 shares of common stock.) ..........................        30,000
                 In Flight Phone (Exercise price of $.01 per share expiring on 8/31/02. Each warrant
2,500 Warrants      exercisable for one share of common stock.) ..........................................             0
                 Petro PSC Properties (Exercise price of $0 expiring on 7/01/97. Warrants are exchangeable
1,000 Warrants      for $55,380 principal amount of Notes or an equivalent number of shares.) ............        50,000
4,000 Rights     Terex Corporation Stock Appreciation Rights .............................................         9,000
                 United International Holdings (Exercise price of $15 per share expiring on 11/15/99.
2,875 Warrants      Each warrant exercisable for 4.535 shares of common stock.) ..........................        57,500
                                                                                                             -----------

                 Total Warrants & Rights (cost $108,830) .................................................       146,500
                                                                                                             -----------

                 Repurchase Agreement -- 1.0%
------------------------------------------------------------------------------------------------------------------------
                 Union Bank of Switzerland, 6.75%, cost $700,000, dated 12/31/96, $700,263 due
                    1/02/97, (collateralized by $608,000 U.S. Treasury Bonds, 8.125%, due 5/15/21,
      $700          valued at $714,400) ..................................................................       700,000
                                                                                                             -----------

                 Total Investments-- 99.2%  (cost $65,002,671) ...........................................    69,723,403
                                                                                                             -----------

                 Cash and Other Assets in Excess of Liabilities-- .8% ....................................       584,906
                                                                                                             -----------

                 Net Assets -- 100.0%
                 (equivalent to $14.72 per share on 4,776,275 common shares outstanding) .................   $70,308,309
                                                                                                             ===========

--------------------------------------------------------------------------------------------------------------------------------

  * Rate shown reflects rate in effect on December 31, 1996 on instrument with variable rate or step coupon rates.
 ** Payment-in-kind security for which part of the income earned is capitalized as additional principal.
  # Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(A) Each unit is comprised of 40 shares of $25 par Senior Exchangeable Preferred Stock and one share of common stock.
(B) Each unit is comprised of a $1,000 par Senior Discount Note due 6/01/04 and a warrant to purchase 1.427 shares of common stock.
  + Participation interest was acquired through the financial institution indicated parenthetically.
 ++ Non-income producing security.
    FLIRB -- Front-Loaded Interest Reduction Bond.
    FRB   -- Floating Rate Bond.
    IRB   -- Interest Reduction Bond.
    NMB   -- New Money Bond.
    PDI   -- Past Due Interest.

--------------------------------------------------------------------------------------------------------------------------------
                                  See accompanying notes to financial statements.


S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Statement  of Assets and  Liabilities
December 31, 1996


Assets
Investments, at value (cost-- $65,002,671) ................................................   $69,723,403
Cash ......................................................................................        50,231
Interest receivable .......................................................................     1,322,490
Unamortized organization expenses .........................................................        26,100
                                                                                              -----------
            Total assets ..................................................................    71,122,224
                                                                                              -----------

Liabilities
Payable for investments purchased .........................................................       627,812
Accrued professional fees .................................................................       101,324
Management fee payable to SBAM (Note 3) ...................................................        41,459
Accrued printing expense ..................................................................        21,061
Other accrued expenses ....................................................................        22,259
                                                                                              -----------
            Total liabilities .............................................................       813,915
                                                                                              -----------

Net Assets
Common Stock ($.001 par value,authorized 100,000,000 shares;4,776,275 shares outstanding)..         4,776
Additional paid-in capital ................................................................    66,204,135
Undistributed net investment income .......................................................           252
Accumulated net realized loss on investments ..............................................      (621,586)
Net unrealized appreciation on investments ................................................     4,720,732
                                                                                              -----------
            Net assets ....................................................................   $70,308,309
                                                                                              -----------

Net Asset Value Per Share ($70,308,309 d/b 4,776,275 shares) ..............................        $14.72
                                                                                              -----------







---------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.


                                                                                                   Page 5

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Statement of  Operations
For the Year Ended December 31, 1996

Income

     Interest (includes discount accretion of $2,027,289) ...................................         $ 8,030,292

Expenses

     Management fee ...............................................................  $470,729

     Legal ........................................................................    54,000

     Audit and tax return preparation services ....................................    53,217

     Directors' fees and expenses .................................................    48,413

     Printing .....................................................................    43,718

     Transfer Agent ...............................................................    43,351

     Amortization of deferred organization costs...................................    24,372

     Custodian.....................................................................    18,294

     Other ........................................................................    24,203             780,297
                                                                                     --------         -----------

     Net investment income.........................................................                     7,249,995
                                                                                                      -----------



Net Realized and Unrealized Gain

     Net Realized Gain on Investments........................................................           1,605,972

     Change in Net Unrealized Appreciation on Investments....................................           4,163,849
                                                                                                      -----------
     Net realized gain and change in net unrealized appreciation ............................           5,769,821
                                                                                                      -----------
     Net Increase in Net Assets from Operations..............................................         $13,019,816
                                                                                                      -----------


-----------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Statement of Changes in Net Assets

                                                                                      Year Ended      Year Ended
                                                                                     December 31,    December 31,
                                                                                         1996            1995
-----------------------------------------------------------------------------------------------------------------
Operations

     Net investment income .......................................................   $ 7,249,995     $ 7,169,795

     Net realized gain (loss) on investments......................................     1,605,972      (2,227,558)

     Change in net unrealized appreciation........................................     4,163,849       5,513,516
                                                                                     -----------     -----------
     Net increase in net assets from operations ..................................    13,019,816      10,455,753
                                                                                     -----------     -----------

Dividends

     From net investment income ..................................................    (7,249,743)     (7,202,554)

     From net realized gain.......................................................            --        (317,263)
                                                                                     -----------     -----------
     Net decrease in net assets from dividends....................................    (7,249,743)     (7,519,817)
                                                                                     -----------     -----------

Capital Share Transactions

     Proceeds from shares issued in reinvestment of dividends

        (42,303 and 49,559 shares issued) ........................................       607,460         650,559
                                                                                     -----------     -----------
     Total increase in net assets.................................................     6,377,533       3,586,495

Net Assets

     Beginning of period..........................................................    63,930,776      60,344,281
                                                                                     -----------     -----------
     End of period (includes undistributed net investment income of $252 and $0,
        respectively) ............................................................   $70,308,309     $63,930,776
                                                                                     -----------     -----------


-----------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.


                                                                                                           Page 7

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Notes to Financial Statements


Note 1. Organization

Salomon Brothers High Income Fund Inc (the "Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 29, 1993. The Salomon Brothers High Income Fund Inc seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. During 1996, the Fund utilized capital loss carryovers of $2,055,639 and incurred a post-October net capital loss of $736,218 which is deemed to occur on January 1, 1997 for federal income tax purposes.

(e) UNAMORTIZED ORGANIZATION EXPENSES. Organization expenses amounting to $125,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 3. Management Fee and Other Transactions

The Fund has retained SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager and administrator of the Fund subject to supervision by the Board of Directors of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager and administrator.

The Fund pays each Director not affiliated with SBAM a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Notes to Financial Statements (concluded)



Note 4. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996, aggregated $72,409,048 and $72,394,817, respectively. The federal income tax cost basis of the Fund's investments at December 31, 1996 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $5,357,208 and $636,476, respectively, resulting in net unrealized appreciation for federal income tax purposes of $4,720,732.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Note 7. Dividends Subsequent to December 31, 1996

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share payable on January 31, 1997 to shareholders of record on January 14, 1997.

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share payable on February 28, 1997 to shareholders of record on February 19, 1997.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Financial Highlights


Data for a share of capital stock outstanding throughout the period:



                                                Year Ended       Year Ended      Year Ended       Period Ended
                                               December 31,     December 31,    December 31,      December 31,
                                                   1996             1995            1994              1993*
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........    $13.50           $12.88          $15.59            $13.95
                                                  ------           ------          ------            ------
Net investment income.........................      1.52             1.52            1.38              1.18
Net gain/(loss) on securities (both realized
   and unrealized)............................      1.22              .70           (2.32)             1.94
                                                  ------           ------          ------            ------
Total from investment operations..............      2.74             2.22           (0.94)             3.12
                                                  ------           ------          ------            ------
Less distributions
   Dividends from net investment income.......     (1.52)           (1.53)          (1.39)            (1.16)
   Dividends from net realized gains..........        --             (.07)          (0.38)            (0.23)
                                                  ------           ------          ------            ------
Total distributions. .........................     (1.52)           (1.60)          (1.77)            (1.39)
                                                  ------           ------          ------            ------
Offering costs on issuance of common stock....        --               --              --             (0.09)
                                                  ------           ------          ------            ------
Net asset value, end of period................    $14.72           $13.50          $12.88            $15.59
                                                  ------           ------          ------            ------
Per share market value, end of period.........    $15.375          $14.125         $12.875           $15.875
                                                  -------          -------         -------           -------
Total investment return based on market
   price per share**..........................     20.98%          23.83%          (8.04%)           25.10%#
Ratios/supplemental data:
   Net assets, end of period (000)............    $70,301         $63,931         $60,344            $72,495
   Ratio of expenses to average net assets....      1.16%           1.22%           1.13%              1.09%(a)
   Ratio of net investment income to average
     net assets...............................     10.76%          11.68%           9.91%              8.64%(a)
   Portfolio turnover rate....................     110.4%          128.2%           76.6%              49.6%

----------------------------------------------------------------------------------------------------------------------

 * For the period January 29, 1993 (commencement of investment operations) through December 31, 1993.

** For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 # Return calculated based on beginning of period price of $13.95 (initial offering price of $15.00 less sales load of
   $1.05) and end of period market value of $15.875 per share. The calculated return has not been annualized.

(a) Annualized.







                                  See accompanying  notes to financial statements.

                                                                                                               Page 11

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund Inc


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers High Income Fund Inc (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 14, 1997

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Selected Quarterly Financial Information

Summary of quarterly results of operations:

                                                               Net Realized Gain
                                                                (Loss) & Change
                                                               in Net Unrealized
                                          Net Investment          Appreciation
                                              Income             (Depreciation)
                                        ------------------     -----------------
Quarters Ended(a)                       Total    Per Share     Total   Per Share
--------------------------------------------------------------------------------
March 31, 1994 .....................   $1,589     $ .34      $(5,201)   $ (1.12)
June 30, 1994. .....................    1,578       .33       (1,684)      (.35)
September 30, 1994 .................    1,620       .35         (302)      (.07)
December 31, 1994 ..................    1,702       .36       (3,666)      (.78)
March 31, 1995 .....................    1,829       .39       (1,529)      (.33)
June 30, 1995 ......................    1,789       .38        2,747        .59
September 30, 1995 .................    1,746       .37          877        .19
December 31, 1995 ..................    1,806       .38        1,191        .25
March 31, 1996 .....................    1,854       .39        1,617        .34
June 30, 1996.......................    1,838       .39          903        .19
September 30, 1996..................    1,803       .38        2,315        .48
December 31, 1996...................    1,755       .36          935        .21

--------------------------------------------------------------------------------

(a) Totals expressed in thousands of dollars except per share amounts.

                 See accompanying notes to financial statements.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Other Information

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C
receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Other Information  (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

(left column)

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK
      Chairman and Chief
      Executive Officer, Salomon
      Brothers Asset Management Inc

DANIEL P. CRONIN
      VICE President -- General Counsel,
      Pfizer International Inc

ALLAN C. HAMILTON
      Consultant, formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND
      Chairman and President;
      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University


Officers

MICHAEL S. HYLAND
      Chairman and President

PETER J. WILBY
      Executive Vice President

LAWRENCE H. KAPLAN
      Executive Vice President
      and General Counsel

ALAN M. MANDEL
      Treasurer

LAURIE A. PITTI
      Assistant Treasurer

JENNIFER G. MUZZEY
      Secretary

NOEL B. DAUGHERTY
      Assistant Secretary

(right column)

Salomon Brothers High Income Fund Inc

      7 World Trade Center
      New York, New York  10048

TELEPHONE
      1-800-725-6666

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York  11245

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer &Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF

(left column)

    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005




                              ---------------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169
                              ---------------------



(right column)

                 Salomon Brothers
                 High Income Fund Inc




                 Annual Report
                 DECEMBER 31, 1996









------------------------------------------------
               Salomon Brothers Asset Management
               ---------------------------------------------